Barnhart Holdings Limited

Please Reply to:
Suite 7
Provident House
Havilland Street
St Peter Port
Guernsey
GY1 2QE

Tel: +44(0)1481.727249
Fax: +44(0)1481.748957

Our Ref: CG/CB

18 March 2009

Mr T Tal
New Venture Attorneys
5 Sierra Gate Plaza, Suite #330
Roseville, CA 95678

Dear Tomer

FURTHER INVESTMENT USD 100,000– CAVITATION TECHNOLOGIES

Please find enclosed the documentation for the further investment of USD 100,000 by the Company into Cavitation Technologies, Inc.

Funds have been sent to your account by wire transfer, for value 18 March 2009.

Yours sincerely
For and on behalf of
Barnhart Holdings Limited

Claire Green
Authorised Signatory

Authorised Signatory

Enc

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 17th

day of March 2009

111,111 Preferred shares @ $0.90 + 111,111 warrants @ $1.25 x $100 for each Share =$__________.

Shares subscribed for — Aggregate Purchase Price

Each Subscriber shall also receive a number of Warrants initially exercisable for a number of shares of Common Stock equal to 25% of the number of Shares of Common Stock into which the Shares subscribed for under this Agreement are initially convertible.

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit Sharing Plan Date Opened:________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________ Under the Uniform Gift to Minors Act of the State of ________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	✓	Corporation/Partnership/Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA			

For and on behalf of Barnhart Holdings Ltd

Name: [signature]

For and on behalf of
Louvre Directors Limited

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 15.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 17.

ALL SUBSCRIBERS MUST ALSO COMPLETE AND EXECUTE THE INVESTOR QUESTIONNAIRE ATTACHED AS EXHIBIT C.

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization: BARNHART HOLDINGS LIMITED

Federal Taxpayer Identification Number: ______

SUITE 7, PROVIDENT HOUSE, HAVILLAND STREET, ST PETER PORT,
Office Address

GUERNSEY, CHANNEL ISLANDS, GY1 2QE
City, State and Zip Code

+ 44 1481 727249
Telephone Number

+ 44 1481 748957
Fax Number (if available)

claire.green@louvregroup.com
E-Mail (if available)

Type of entity (e.g., corporation, trust, limited partnership, general partnership IRA Trust, Pension or Profit Sharing Plan or Trust): LIMITED COMPANY

Date of formation or incorporation: 14 FEBRUARY 2008

Whether the Subscriber was organized for the specific purpose of acquiring securities of Cavitation Technologies, Inc.:

Yes ______ No ✓

Each individual authorized to execute documents on behalf of the Subscriber in connection with this investment:

Name: Louvre Directors Limited	Name: ______
Title: CORPORATE DIRECTOR	Title: ______

The Subscribers state of formation or incorporation: INCORPORATED IN B.V.I.

The business of the entity: INVESTMENT HOLDING.

Certain Subscribers must provide the following information:

(A) Corporations MUST provide the articles of incorporation, by-laws, good standing certificate and corporate resolution authorizing the purchase of shares and

authorizing the person(s) signing the subscription documents to do so. All the documents must be certified by the Secretary or Assistant Secretary of the corporation as being true and correct copies thereof and in full force and effect.

(B) Partnerships MUST provide a copy of the partnership agreement showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documents to do so.

(C) Trusts MUST provide a copy of the trust agreement showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documents to do so.

(D) Limited Liability Companies and similar organizations MUST provide their organizational document, operating agreement, good standing certificate and evidence of authorization for the purchase of shares the person(s) signing the subscription documents to do so. All the documents must be certified by an appropriate officer of the organization as being true and correct copies thereof in full force and effect.

By: ______________________

Name: **For and on behalf of**
Title: **Louvre Directors Limited**